Oppenheimer Portfolio Series: Equity Investor Fund

Prospectus Supplement

This supplement amends the Prospectus of Oppenheimer Portfolio Series: Equity Investor Fund (the “Fund”) and is in addition to any other supplement(s). Capitalized terms used herein are as defined in the Prospectus.

Effective January 1, 2013, the Prospectus of the Fund is revised as follows:

The second paragraph of the Prospectus section titled "Principal Investment Strategies" is deleted in its entirety and replaced by the following:

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 40-65% in U.S. equities and 35-60% in foreign equities. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. The Fund's asset allocation targets may vary in particular cases and may change over time.

PS0555.003